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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2002

                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                 0-24737                76-0470458
       (State or Other         (Commission File          (IRS Employer
       Jurisdiction of             Number)              Identification
       Incorporation)                                       Number)

                                510 Bering Drive
                                    Suite 500
                                Houston, TX 77057
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (713) 570-3000

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     This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
      Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

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Item 9. Regulation FD Disclosure

On August 8, 2002, the Company issued a press release disclosing its financial results for the second quarter 2002. In the press release, the Company also included its current guidance through 2004. As revised, the following tables set forth the Company's current 2002 to 2004 guidance (dollars in millions except tower builds and BBE co-location rate):


                                                               Actual      Actual     Guidance         Guidance
                                                               Q1 '02      Q2 '02       Q3 '02          Q4 '02
                                                               ------      ------    -----------      ----------
BBE co-location rate per tower                                  0.37         0.27     .25 to .35      .25 to .35
Net cash provided by operating activities                       16.0         53.9       40 to 50        50 to 60
Capital expenditures (excl. BT site acq.)                       73.0         52.9       45 to 50        45 to 60
BT site acquisition                                              ---         73.4            ---             ---
Free cash flow                                                 (57.0)       (72.4)      (5) to 0          0 to 5
Tower builds                                                     173          171     150 to 175      150 to 175


                                                                 2002                 2003                2004
                                                                 ----                 ----                ----
BBE co-location rate per tower                                .25 to .35           .20 to .40          .20 to .40
Net cash provided by operating activities                     160 to 180           170 to 240          115 to 250
Capital expenditures (excl. BT site acq.)                     215 to 235           135 to 200          105 to 175
BT site acquisition                                                   73                   76                 ---
Free cash flow                                             (120) to (130)         (35) to (45)           10 to 75
Tower builds                                                  645 to 695           500 to 600          400 to 500


                                Forward-Looking Statements

This document, including exhibits attached hereto contains numerous forward-looking statements, based on management's current beliefs and assumptions. The forward-looking statements involve expectations, projections and estimates regarding the wireless industry or Crown Castle International Corp. (including its subsidiaries), including expectations, projections and estimates regarding: (i) BBE co-location rate per tower, (ii) net cash provided by operating activities, (iii) capital expenditures, (iv) BT site acquisition payments, (v) free cash flow, and (vi) towers to be built.

Such forward-looking statements are subject to numerous risks, uncertainties and assumptions, including (i) those relating to the matters described above, (ii) those included in the Company's filings with the Securities and Exchange Commission, and (iii) the following:

o Demand for towers and wireless communication sites may be lower or slower than anticipated for numerous reasons, including reduced carrier expansion, carrier consolidation, network sharing, technology development, or RF health concerns

o Demand for wireless communications may be lower or slower than anticipated for numerous reasons, including slow customer adoption rates of 2.5/3G and other technologies

o Our strategy may be more difficult to implement than anticipated due to financial or other reasons, including our significant amount of indebtedness, or reduced cash flow as a result of reduced revenues or increased operating costs, interest rates or capital expenditures

Should one or more of these risks materialize, or should any underlying assumption prove incorrect, actual results may vary materially from those projected in the forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN CASTLE INTERNATIONAL CORP.

                                        By: /s/ W. Benjamin Moreland
                                           ------------------------------
                                        Name:  W. Benjamin Moreland
                                        Title: Senior Vice President, Chief
                                               Financial Officer and Treasurer

Date: August 23, 2002



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